UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Dairy Ashford

Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On July 10, 2012, we announced that our Board of Directors voted to increase the size of the Board from 9 members to 10 members and to elect Ms. Jody Freeman to our Board of Directors. Ms. Freeman will serve as a member of the Public Policy Committee and she will receive compensation in accordance with policies and procedures previously approved by the Board of Directors for non-employee directors of the Company and as more fully described in the Company’s Proxy Statement on Schedule 14A relating to the 2012 Annual Meeting of Stockholders (the “2012 Proxy Statement”) under the heading “Non-Employee Director Compensation” (and such description is incorporated herein by reference).

Performance Share Program Term Modifications

In anticipation of the spin-off of Phillips 66 from ConocoPhillips, which was completed on April 30, 2012, and as described more fully in the Compensation Discussion and Analysis of the 2012 Proxy Statement (such description being incorporated by reference herein), the Human Resources and Compensation Committee (“HRCC”) of ConocoPhillips terminated all ongoing PSP performance periods and granted awards related to such periods prorated to the time of the spin-off and adjusted to take into account the HRCC’s determination of the Company’s performance and the individual performance of the Senior Officers.

The HRCC anticipated that it would institute programs similar in purpose, scope, and value to the PSP, but with performance periods and performance criteria set to reflect the new circumstances the Company post-repositioning.

On July 10, 2012, the HRCC approved three concurrent performance periods (i) beginning May 1, 2012 and ending on December 31, 2012 (“PSP VIII Tail”); (ii) beginning May 1, 2012 and ending December 31, 2013 (“PSP IX Tail”); and (iii) beginning January 1, 2012 and ending December 31, 2014 (“PSP X”), respectively.

Payouts under PSP VIII Tail, PSP IX Tail and PSP X will be made in the form of performance share units (PSU’s) which will track the price of ConocoPhillips common stock. These PSU’s will be awarded following the completion of the performance period and vest and be settled five years following the award date, unless the employee has previously elected to defer settlement of the award further. Upon vesting, the awards will be settled in cash.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Kelly

July 11, 2012	Janet Langford Kelly Senior Vice President, Legal, General Counsel and Corporate Secretary